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             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT VA-P

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2001

                                      * * *


The following supplements the information presented in the prospectuses for the variable annuity products funded by Separate Account VA-P of Allmerica Financial Life Insurance and Annuity Company and by Separate Account VA-P of First Allmerica Financial Life Insurance Company:


Effective August 6, 2001, no new payment allocations or transfers may be made to the Sub-Account investing in shares of the Pioneer Europe Select VCT Portfolio of the Pioneer Variable Contracts Trust.



                                           SUPPLEMENT DATED AUGUST 6, 2001